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                                                                    EXHIBIT 24.1




                         AMERICAN EXPRESS CENTURION BANK

                                POWER OF ATTORNEY


     American Express Centurion Bank, a Utah corporation (the "Company"), and each of the undersigned officers and directors of the Company, hereby constitute and appoint John Hobby, Stephen P. Norman, Jay B. Stevelman and Daniel L. Follett, jointly and severally, with full power of substitution and revocation, their true and lawful attorneys-in-fact and agents, for them and on their behalf and in their respective names, places and steads, in any and all capacities, to sign, execute and affix their respective seal thereto and file any of the documents referred to below relating to the American Express Credit Account Master Trust; all filings and reports required under the Securities Exchange Act of 1934, including Current Reports on Form 8-K and Annual Reports on Form 10-K, including any amendments thereto, on behalf of the Company, with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as they might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in counterparts.

     IN WITNESS WHEREOF, American Express Centurion Bank has caused this Power of Attorney to be executed in its name by its Chairman and attested by its Assistant Secretary, and the undersigned officers and directors have hereunto set their hand as of the 28th day of March, 2002.

                                          AMERICAN EXPRESS CENTURION BANK

                                          By:  /s/ Ashwini Gupta
                                               --------------------------
                                               Ashwini Gupta
                                               Chairman



ATTEST:

/s/ John Hobby
------------------------------------
John Hobby
Assistant Secretary


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/s/ Ashwini Gupta
------------------------------------
Ashwini Gupta
Director and Chairman


/s/ David E. Poulsen
------------------------------------
David E. Poulsen
Director, President and
Chief Executive Officer


/s/ Maria J. Garciaz
------------------------------------
Maria J. Garciaz
Director


/s/ Bill Isaac
------------------------------------
Bill Isaac
Director


/s/ Peter A. Lefferts
------------------------------------
Peter A. Lefferts
Director


/s/ Raymond F. Pettit
------------------------------------
Raymond F. Pettit
Director


/s/ Frank L. Skillern
------------------------------------
Frank L. Skillern
Director


/s/ Jay B. Stevelman
------------------------------------
Jay B. Stevelman
Director


/s/ Roslyn M. Watson
------------------------------------
Roslyn M. Watson
Director